POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the CCA INVESTMENTS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, and CASSANDRA W. BORCHERS as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184138, 811-22753) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 18th day of January, 2017.

CCA INVESTMENTS TRUST

Attest:

By:/s/ Delia Mupita

By: /s/Adam Checchi

Delia Mupita, Secretary

Adam Checchi, President

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF LOS ANGELES

)

Before me, a Notary Public, in and for said county and state, personally appeared Adam Checchi, President, who represented that he is duly authorized in the premises, and who is known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of January, 2017.

/s/Stephanie Van De Wetering

Notary Public

My commission expires:10/31/17

1087492.1

CERTIFICATE

The undersigned, Secretary of CCA INVESTMENTS TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held January 18, 2017, and is in full force and effect:

WHEREAS, the CCA INVESTMENTS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, and CASSANDRA W. BORCHERS, as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184138, 811-22753) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  January 18, 2017

/s/Delia Mupita

Delia Mupita, Secretary

CCA INVESTMENTS TRUST

1087492.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the CCA INVESTMENTS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee and the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, and CASSANDRA W. BORCHERS  as attorneys for him and in his name, place and stead, and in his capacity as a Trustee and officer of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184138, 811-22753) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2017.

/s/Adam Checchi

Adam Checchi

Trustee, President

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF LOS ANGELES

)

Before me, a Notary Public, in and for said county and state, personally appeared Adam Checchi, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of January, 2017.

/s/Stephanie Van De Wetering

Notary Public

My commission expires: 10/31/17

1087492.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the CCA INVESTMENTS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, and CASSANDRA W. BORCHERS, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184138, 811-22753) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2017.

/s/Wes Gallup

Wes Gallup

Treasurer

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF LOS ANGELES

)

Before me, a Notary Public, in and for said county and state, personally appeared Wes Gallup, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of January, 2017.

/s/Stephanie Van De Wetering

Notary Public

My commission expires: 10/31/17

1087492.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the CCA INVESTMENTS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, and CASSANDRA W. BORCHERS,  as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184138, 811-22753) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2017.

/s/Matthew J. Hart

Matthew J. Hart

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF LOS ANGELES

)

Before me, a Notary Public, in and for said county and state, personally appeared Matthew J. Hart, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of January, 2017.

/s/Stephanie Van De Wetering

Notary Public

My commission expires: 10/31/17

1087492.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the CCA INVESTMENTS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, and CASSANDRA W. BORCHERS  as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184138, 811-22753) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2017.

/s/Eric R. L. Fleiss

Eric R. L. Fleiss

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF LOS ANGELES

)

Before me, a Notary Public, in and for said county and state, personally appeared Eric R. L. Fleiss, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of January, 2017.

/s/Stephanie Van De Wetering

Notary Public

My commission expires: 10/31/17

1087492.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, the CCA INVESTMENTS TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, and CASSANDRA W. BORCHERS  as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-184138, 811-22753) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 18th day of January, 2017.

/s/Brian S. Cohen

Brian S. Cohen

Trustee

STATE OF CALIFORNIA

)

)

ss:

COUNTY OF LOS ANGELES

)

Before me, a Notary Public, in and for said county and state, personally appeared Brian S. Cohen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 18th day of January, 2017.

/s/Stephanie Van De Wetering

Notary Public

My commission expires:10/31/17

1087492.1